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Exhibit 99.2

Supplemental Operating and Financial Data
September 30, 2003
(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

        Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect the Company's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company's shopping centers, including the Company's tenants, real estate conditions, current and future bankruptcies of the Company's tenants, execution of shopping center redevelopment programs, the Company's ability to finance it's operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

Corporate Profile

General Description

        We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of September 30, 2003, we had a portfolio of 154 shopping centers totaling approximately 26.3 million square feet of company-owned gross leasable area, located in 27 states. Our shopping center portfolio was approximately 92% leased as of September 30, 2003. We also own 4 office buildings.

Corporate Office
535 Boylston Street Boston, MA 02116 (617) 247-2200
Regional Offices
Lighthouse Point, Florida Northbrook, Illinois Peoria, Illinois Hanover Park, Illinois	Speedway, Indiana Lenexa, Kansas Louisville, Kentucky Redford, Michigan	Roseville, Minnesota Florissant, Missouri Omaha, Nebraska Great Neck, New York	Charlotte, North Carolina Tulsa, Oklahoma Franklin, Tennessee Mequon, Wisconsin
Stock Listing
New York Stock Exchange: HTG
Credit Ratings
Standard & Poor's: BBB- Moody's: Baa3

Inquiries:

        Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

At the Company:	FRB/Weber Shandwick:
Patrick O'Sullivan Vice President, Finance & Accounting 535 Boylston Street Boston, MA 02116 Phone: (617) 247-2200 Email: posullivan@heritagerealty.com	Claire Koeneman (Analyst information) Phone: (312) 640-6745	Joe Calabrese (General information) Phone: (212) 445-8434

Heritage Website:        www.heritagerealty.com

Research Coverage:

Merrill Lynch	Steve Sakwa Craig Schmidt	(212) 449-0335 (212) 449-1944	Legg Mason	David Fick	(410) 454-5018
Goldman Sachs	Carey Callaghan Michael Bilerman	(212) 902-1000 (212) 902-1970	Deutsche Bank	Louis Taylor Chris Capolongo	(212) 250-4912 (212) 250-7726
Morgan Stanley	Matthew Ostrower Suzanne Sorkin	(212) 761-6284 (212) 761-6385	US Bancorp Piper Jaffray	Andrew Rosivach Brian Prenoveau	(212) 284-9304 (212) 284-9308
UBS Warburg	Keith Mills Ian Weissman	(212) 713-3098 (212) 713-8602	Green Street Advisors	John Herald Barbara Hoogland	(949) 640-8780 (949) 640-8780
Wachovia Securities	Jeffrey Donnelly Eric Rothman	(617) 603-4262 (617) 603-4263

Financial Highlights
(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Diluted Funds from Operations (FFO)	$28,252	$27,350	$85,359	$39,330 (1)
FFO per share—Diluted	$0.66	$0.65	$2.02	$1.48
Funds Available for Distribution (FAD)	$20,480	$18,812	$68,837	$35,731
FAD per share—Diluted	$0.48	$0.45	$1.63	$1.34
EBITDA	$47,491	$45,845	$142,520	$136,984
EBITDA per share—Diluted	$1.12	$1.10	$3.38	$5.14
Net Income (Loss) Attributable to Common Shareholders	$10,656	$11,661	$30,557	$(9,255)
Basic	$0.25	$0.28	$0.73	$(0.34)
Diluted	$0.25	$0.28	$0.73	$(0.34)
Dividends Paid per Share and Unit	$0.52	$0.53	$1.58	$2.41
Payout ratio of diluted FFO per share	79%	80%	78%	163%
Payout ratio of diluted FAD per share	109%	117%	97%	180%
Other Operating Items:
Total real estate revenue	$74,332	$69,693	$221,933	$204,620
Straight line rent	$1,668	$1,442	$4,219	$2,884
Lease termination fee income	$366	$357	$957	$830
Amortization of stock compensation	$1,300	$1,219	$4,834	$6,374
Capitalized interest expense	$—	$53	$—	$151
Scheduled principal amortization on mortgages	$2,468	$2,132	$7,347	$5,795

(1)
Funds from operations (FFO) and Diluted FFO for the nine-month period ended September 30, 2002 has been restated to exclude the $6.7 million loss on prepayment of debt, which was previously reported as an extraordinary item, from the calculation pursuant to the adoption of FASB No. 145, Recissions of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections in 2003.

Consolidated Balance Sheets
(in thousands of dollars, except per-share data)

	September 30, 2003	December 31, 2002
	(unaudited)
ASSETS
Real estate investments	$2,238,799	$2,178,533
Less: accumulated depreciation	(223,690)	(170,029)

Real estate investments, net	2,015,109	2,008,504
Cash and cash equivalents	21,143	1,491
Accounts receivable, net of allowance for doubtful accounts of $7,952 in 2003 and $6,389 in 2002	27,344	22,836
Prepaids and other assets	14,931	11,162
Deferred financing and leasing costs	15,776	15,564

Total assets	$2,094,303	$2,059,557

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage loans payable	$594,570	$569,663
Unsecured notes payable	201,490	201,490
Line of credit facility	266,000	234,000
Accrued expenses and other liabilities	70,723	68,275
Accrued distributions	22,239	21,968

Total liabilities	1,155,022	1,095,396

Minority interests:
Series B Preferred Units	50,000	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,761	8,128
Other minority interest	2,425	2,425

Total minority interests	85,186	85,553

Shareholders' equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 42,019,813 and 41,504,208 shares issued and outstanding at September 30, 2003 and December 31, 2002, respectively	42	42
Additional paid-in capital	1,018,983	1,006,416
Cumulative distributions in excess of net income	(162,183)	(126,803)
Unearned compensation	(2,747)	(1,047)

Total shareholders' equity	854,095	878,608

Total liabilities and shareholders' equity	$2,094,303	$2,059,557

Consolidated Statements of Income
(in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
	(unaudited)		(unaudited)
Real estate revenue:
Rentals	$56,612	$53,498	$167,722	$152,676
Percentage rent	602	697	3,496	4,332
Recoveries	16,639	15,052	49,280	46,079
Other property	479	446	1,435	1,533

Total revenue	74,332	69,693	221,933	204,620

Real estate operating expenses:
Property operating expenses	10,784	9,349	32,546	28,667
Real estate taxes	11,654	10,152	32,400	29,471

Net operating income	51,894	50,192	156,987	146,482

Other operating expense (income):
Depreciation and amortization	19,548	17,617	57,772	52,135
Interest	17,303	16,963	51,345	55,717
General and administrative	4,840	4,551	16,153	18,201
Loss on prepayment of debt	—	—	—	6,749
Interest and other income	(21)	(24)	(296)	(64)

Total other operating expense (income)	41,670	39,107	124,974	132,738

Income before net gains (losses)	10,224	11,085	32,013	13,744
Net gains on sales of real estate investments	—	1,550	—	2,924
Net derivative losses	—	—	—	(7,766)

Income before allocation to minority interests	10,224	12,635	32,013	8,902
Income allocated to exchangeable limited partnership units	(82)	(129)	(170)	(110)
Income allocated to Series B & C Preferred Units	(1,664)	(1,664)	(4,992)	(4,992)

Income before discontinued operations	8,478	10,842	26,851	3,800
Discontinued operations:
Operating income from discontinued operations	304	435	1,023	1,191
Gains on sales of discontinued operations	1,874	384	2,683	384

Income from discontinued operations	2,178	819	3,706	1,575

Net income	10,656	11,661	30,557	5,375
Preferred stock distributions	—	—	—	(14,302)
Accretion of redeemable equity	—	—	—	(328)

Net income (loss) attributable to common shareholders	$10,656	$11,661	$30,557	$(9,255)

Basic per share data:
Income (loss) before discontinued operations	$0.20	$0.26	$0.64	$(0.40)
Income from discontinued operations	0.05	0.02	0.09	0.06

Income (loss) attributable to common shareholders	$0.25	$0.28	$0.73	$(0.34)

Diluted per share data:
Income (loss) before discontinued operations	$0.20	$0.26	$0.64	$(0.40)
Income from discontinued operations	0.05	0.02	0.09	0.06

Income (loss) attributable to common shareholders	$0.25	$0.28	$0.73	$(0.34)

Funds From Operations
(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Funds from Operations:
Net income	$10,656	$11,661	$30,557	$5,375
Add (deduct):
Depreciation and amortization (real estate-related)	19,388	17,494	57,315	51,783
Net gains on sales of real estate investments	(1,874)	(1,934)	(2,683)	(3,308)
Preferred stock dividends	—	—	—	(14,302)
Accretion of redeemable equity	—	—	—	(328)

Funds from Operations (FFO)	$28,170	$27,221	$85,189	$39,220

Funds from Operations—Diluted:
FFO	$28,170	$27,221	$85,189	$39,220
Add:
Income allocated to exchangeable limited partnership units	82	129	170	110

FFO—Diluted	$28,252	$27,350	$85,359	$39,330

Funds Available for Distribution
(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Funds from Operations—Diluted	$28,252	$27,350	$85,359	$39,330
Add (deduct):
Straight line rent	(1,668)	(1,442)	(4,219)	(2,884)
Maintenance capital expenditures	(2,980)	(3,036)	(6,277)	(4,338)
Tenant improvement and leasing commissions	(4,667)	(5,691)	(11,704)	(11,782)
Capitalized interest	—	(53)	—	(151)
Loss on prepayment of debt	—	—	—	6,749
Amortization of financing costs	462	465	1,386	2,433
Amortization of debt premiums	(219)	—	(542)	—
Amortization of stock based compensation	1,300	1,219	4,834	6,374

Funds Available for Distribution	$20,480	$18,812	$68,837	$35,731

Weighted Average Shares Outstanding
(unaudited and in thousands of shares)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Weighted average shares outstanding for basic net income (loss) attributable to common shareholders (EPS) and FFO per share	41,812	41,465	41,730	26,467

Dilutive common stock equivalents for EPS:
Weighted average exchangeable limited partnership units	—	—	340	—
Stock options	368	—	113	—
Effect of dilutive stock-based compensation	18	18	12	—

Weighted average shares outstanding for diluted EPS	42,198	41,483	42,195	26,467

Dilutive common stock equivalents for FFO per share:
Weighted average exchangeable limited partnership units	340	340	340	184
Stock options	368	—	113	—
Effect of dilutive stock-based compensation	18	18	12	—

Weighted average shares outstanding for diluted FFO per share	42,538	41,823	42,195	26,651

EBITDA
(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
EBITDA:
Net income	$10,656	$11,661	$30,557	$5,375
Add (deduct):
Net gains on sales of real estate investments	(1,874)	(1,934)	(2,683)	(3,308)
Loss on prepayment of debt	—	—	—	6,749
Net derivative losses	—	—	—	7,766
Income allocated to exchangeable limited partnership units	82	129	170	110
Income allocated to Series B & C Preferred Units	1,664	1,664	4,992	4,992
Accelerated and non-recurring stock compensation	—	—	—	7,425
Depreciation and amortization	19,548	17,617	57,772	52,135
Interest	17,303	16,963	51,345	55,717
Taxes	112	(255)	367	23

EBITDA	$47,491	$45,845	$142,520	$136,984

Selected Ratios
(unaudited)

	Three Months Ended September 30, 2003	Nine Months Ended September 30, 2003
COVERAGE RATIOS
Fixed Charge Coverage Ratio EBITDA/(Interest+Principal+Preferred Distributions)	2.22	2.24
Interest Coverage Ratio EBITDA/Interest	2.74	2.78
OPERATING RATIOS
General and administrative expense as a % of total revenue	6.5%	7.3%
Net operating income (NOI) margin	70%	71%
Property operating expense recovery ratio	74%	76%
Unencumbered NOI as a % of total NOI	54%	55%

Unsecured Notes Payable Covenant Ratios
(unaudited and in thousands of dollars)

As of and for the Three Months Ended September 30, 2003
LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,238,799
Cash and cash equivalents	21,143
Prepaids and other assets	14,931

Total asset cost (GAAP basis)	$2,274,873

Mortgage loans payable	$594,570
Unsecured notes payable	201,490
Line of credit facility	266,000

Total outstanding debt	$1,062,060

Total outstanding debt / Total asset cost (GAAP basis)	46.7%
Test level	60.0%
INTEREST COVERAGE
Income available for debt service (EBITDA)	$47,491

Service charge (Interest expense)	$17,303

Annualized income available for debt service / Annualized service charge	2.74
Test level	1.50
ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,274,873

Secured debt	$594,570

Secured debt/Total asset cost (GAAP basis)	26.1%
Test level	40.0%
UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,262,066

Unsecured notes payable	$201,490
Line of credit facility	266,000

Total unsecured debt	$467,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	270.0%
Test level	150.0%

Capital Structure

Debt
(in thousands of dollars)

Aggregate Principal September 30, 2003
Mortgage loans payable	$594,570
Unsecured notes payable	201,490
Line of credit facility	266,000

Total debt	$1,062,060

Equity
(in thousands)

	Shares & Units Outstanding at 9/30/2003	$ Value Equivalent(1)
Common Stock	42,020	$1,213,538
Operating Partnership Units	340	9,819
Preferred Operating Partnership Units	3,000	75,000

		$1,298,357

Total market capitalization		$2,360,417

Total Debt to Total Market Capitalization		44.99%

(1)
Value based on stock price of $28.88 per share as of the market close on September 30, 2003.

Debt Analysis
(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2003(1)	2004	2005	2006	2007	Thereafter	Total(2)
Amount	$2,566	$126,210	$310,225	$24,843	$34,653	$556,922	$1,055,419

(1)
Represents the period from October 1, 2003 through December 31, 2003.

(2)
The aggregate repayment amount of $1,055,419 does not reflect the unamortized mortgage loan premiums totaling $6,641 related to the assumption of six mortgage loans with above-market contractual interest rates.

Unsecured Line of Credit—Due April 29, 2005

Total Facility	Outstanding at 9/30/03	Letters of Credit	Remaining Capacity
$350,000	$266,000	$—	$84,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	$467,490	44.02%	4.30%	2.1	years
Secured Debt	594,570	55.98%	7.76%	6.8	years

Total Debt	$1,062,060	100.00%	6.24%	4.7	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	$281,239	26.48%	2.22%	2.0	years
Fixed Rate Debt	780,821	73.52%	7.68%	5.7	years

Total Debt	$1,062,060	100.00%	6.24%	4.7	years

Debt Maturities and Principal Payments
(in thousands of dollars)

Property	2003(1)	2004	2005	2006	2007	Thereafter	Total
Mortgage loans payable:
Miracle Hills Park	$20	3,594	—	—	—	—	3,614
The Commons of Chancellor Park	96	12,374	—	—	—	—	12,470
Franklin Square	103	436	13,583	—	—	—	14,122
Williamson Square	81	337	10,831	—	—	—	11,249
Riverchase Village Shopping Center	74	310	9,764	—	—	—	10,148
Meridian Village Plaza(2)	64	270	292	4,842	—	—	5,468
Spring Mall	27	109	120	8,021	—	—	8,277
Southport Centre	—	—	76	160	9,764	—	10,000
Innes Street Market	77	326	352	380	12,098	—	13,233
Southgate Shopping Center	24	101	110	119	2,166	—	2,520
Salem Consumer Square	100	425	471	520	576	8,724	10,816
St. Francis Plaza	41	176	191	207	225	243	1,083
8 shopping centers, cross collaterialized	375	1,577	1,705	1,843	1,993	74,287	81,780
Montgomery Commons(2)	16	71	79	86	94	7,536	7,882
Warminster Towne Center(2)	37	233	258	281	305	19,010	20,124
Clocktower Place(2)	28	108	121	132	144	12,162	12,695
545 Boylston Street and William J. McCarthy Building	144	603	655	711	772	32,645	35,530
29 shopping centers, cross collateralized	568	2,276	2,520	2,728	2,955	227,261	238,308
Spradlin Farm(2)	43	172	189	203	219	16,672	17,498
Bedford Grove	82	349	377	408	441	2,929	4,586
Berkshire Crossing	144	591	611	631	651	12,611	15,239
Grand Traverse Crossing	81	338	364	392	422	12,126	13,723
Salmon Run Plaza(2)	69	292	319	349	381	3,609	5,019
Elk Park Center	65	275	298	322	346	7,279	8,585
Grand Traverse Crossing—Wal-Mart	37	154	166	180	193	4,620	5,350
Montgomery Towne Center	83	351	382	416	452	5,793	7,477
Bedford Grove—Wal-Mart	34	141	152	164	178	3,573	4,242
Berkshire Crossing—Home Depot/Wal-Mart	53	221	239	258	278	5,842	6,891

Total mortgage loans payable	$2,566	26,210	44,225	23,353	34,653	456,922	587,929

Unsecured notes payable	—	100,000	—	1,490	—	100,000	201,490
Line of credit facility	—	—	266,000	—	—	—	266,000

Total indebtedness(2)	$2,566	126,210	310,225	24,843	34,653	556,922	1,055,419

(1)
Represents the period from October 1, 2003 through December 31, 2003.

(2)
The aggregate repayment amount of $1,055,419 does not reflect the unamortized mortgage loan premiums totaling $6,641 related to the assumption of six mortgage loans with above-market contractual interest rates.

Summary of Mortgage Loans Payable
(in thousands of dollars)

Property	Lender	Effective Interest Rate	Maturity	Balance outstanding at September 30, 2003
Miracle Hills Park	Lutheran Brotherhood	8.28%	Aug-04	$3,614
The Commons of Chancellor Park	Principal Mutual Life Insurance	8.48%	Nov-04	12,470
Franklin Square	Principal Mutual Life Insurance	9.00%	Jun-05	14,122
Williamson Square	GMAC Commercial Mortgage	8.00%	Aug-05	11,249
Riverchase Village Shopping Center	Allstate Life Insurance	7.62%	Sep-05	10,148
Meridian Village Plaza(1)	Sun Life Assurance Company of Canada	5.05%	May-06	5,851
Spring Mall	Wells Fargo	9.39%	Oct-06	8,277
Southport Centre	Lutheran Brotherhood	6.94%	Jul-07	10,000
Innes Street Market	Metropolitan Life Insurance Company	7.63%	Oct-07	13,233
Southgate Shopping Center	American Express Financial	8.38%	Oct-07	2,520
Salem Consumer Square	Great West Life Insurance	10.13%	Sep-08	10,816
St. Francis Plaza	American United Life Insurance	8.13%	Dec-08	1,083
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	7.82%	Dec-09	81,780
Montgomery Commons(2)	LaSalle Bank	6.38%	Jan-10	8,739
Warminster Towne Center(3)	LaSalle Bank	6.01%	Feb-10	22,486
Clocktower Place(4)	Northland Marquette Capital Group	5.75%	Apr-10	14,617
545 Boylston Street and William J. McCarthy Building	American General	8.26%	Oct-10	35,530
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	7.88%	Oct-10	238,308
Spradlin Farm(5)	PNC Bank	6.53%	Jan-12	18,313
Bedford Grove	Sun America Life Insurance	7.86%	Mar-12	4,586
Berkshire Crossing	M & T Bank	3.12%	Nov-12	15,239
Grand Traverse Crossing	First Union Bank	7.42%	Jan-13	13,723
Salmon Run Plaza(6)	Nationwide Life Insurance	8.10%	Sep-13	5,321
Elk Park Center	American Express Financial	7.64%	Aug-16	8,585
Grand Traverse Crossing—Wal-Mart	Principal Mutual Life Insurance	7.75%	Oct-16	5,350
Montgomery Towne Center	Security Life of Denver Insurance Company	8.50%	Mar-19	7,477
Bedford Grove—Wal-Mart	National Life Insurance Company	7.63%	Nov-19	4,242
Berkshire Crossing—Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	7.63%	Mar-20	6,891

Total/Weighted average		7.76%		$594,570

(1)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $383. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $5,468 and the contractual interest rate was 7.88%.

(2)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $857. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $7,882 and the contractual interest rate was 8.48%.

(3)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $2,362. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $20,124 and the contractual interest rate was 8.24%.

(4)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $1,922. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $12,695 and the contractual interest rate was 8.56%.

(5)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $815. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $17,498 and the contractual interest rate was 7.25%.

(6)
The balance outstanding at September 30, 2003, includes unamortized mortgage loan premium of $302. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at September 30, 2003 was $5,019 and the contractual interest rate was 8.95%.

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Bradley OP(1)
Carrying value at 9/30/03	—	$100,000,000
Maturity	—	November 15, 2004
Interest rate	—	7.00%
Security Issued:	Unsecured Notes Payable Issued by Bradley OP(1)
Carrying value at 9/30/03	—	$100,000,000
Maturity	—	January 15, 2008
Interest rate	—	7.20%
Security Issued:	Unsecured Notes Payable Issued by Bradley OP(1)
Carrying value at 9/30/03	—	$1,490,000
Maturity	—	March 15, 2006
Interest rate	—	8.875%
Security Issued:	Series B Cumulative Redeemable Units of Bradley OP(1) Perpetual Preferred
Carrying value at 9/30/03	—	$50,000,000
Units Outstanding	—	2,000,000
Conversion	—	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	—	8.875%
Callable by Bradley OP	—	Five years from date of issuance (February 23, 1999)
Security Issued:	Series C Cumulative Redeemable Units of Bradley OP(1) Perpetual Preferred
Carrying value at 9/30/03	—	$25,000,000
Units Outstanding	—	1,000,000
Conversion	—	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	—	8.875%
Callable by Bradley OP	—	Five years from date of issuance (September 7, 1999)
Security Issued:	Bradley OP(1) Exchangeable Limited Partnership Units
Carrying value at 9/30/03	—	$7,761,000
Units Outstanding	—	340,270 OP Units
Conversion	—	Convertible into Heritage Common Stock 1:1
Dividend	—	Equal to current common dividend

(1)
Bradley Operating Limited Partnership is a subsidiary of the Company that owns 105 properties at September 30, 2003.

Portfolio Overview Summary—September 30, 2003

Number of shopping centers	154
Number of office buildings	4

Total real estate owned	158

Company-owned shopping center GLA	26,257,426
Company-owned office building net rentable square feet	281,102

Total	26,538,528

% Leased—Total Portfolio	92.2%
Average square foot size of shopping centers—Company-owned GLA	171,000
Average square foot size of shopping centers—Total GLA	203,000
Average number of shopping center anchor tenants	2.8
Grocer-anchored shopping centers as a % of total shopping centers	76%
% of total NOI produced by grocer-anchored shopping centers	74%

Portfolio Overview—Square Footage

Geographic Distribution—Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total
East:
North Carolina	10	2,725,195	10.27%	$24,874,896	10.90%
New York	16	1,223,330	4.61%	17,861,555	7.82%
Massachusetts	6	1,102,146	4.15%	15,364,850	6.73%
Florida	5	1,036,299	3.90%	7,832,635	3.43%
Tennessee	3	887,818	3.35%	5,876,891	2.57%
New Hampshire	4	811,234	3.06%	5,922,901	2.59%
Pennsylvania	3	663,884	2.50%	5,250,451	2.30%
New Jersey	2	530,582	2.00%	5,747,241	2.52%
Alabama	3	450,172	1.70%	4,835,351	2.12%
Maine	1	254,378	0.96%	1,433,008	0.63%
Vermont	1	224,514	0.85%	1,836,125	0.80%
Virginia	1	181,055	0.68%	2,244,562	0.98%
Georgia	1	141,072	0.53%	687,113	0.30%
Connecticut	1	125,730	0.47%	1,220,087	0.53%

Subtotal	57	10,357,409	39.03%	$100,987,666	44.23%

Midwest:
Illinois	17	3,264,834	12.30%	$29,483,336	12.91%
Minnesota	17	2,614,133	9.85%	23,546,707	10.31%
Indiana	13	2,613,233	9.85%	18,016,876	7.89%
Missouri	9	1,609,963	6.07%	13,102,578	5.74%
Wisconsin	11	1,318,325	4.97%	9,703,110	4.25%
Kansas	6	932,186	3.51%	5,617,846	2.46%
Michigan	4	920,315	3.47%	7,327,042	3.21%
Iowa	7	726,552	2.74%	3,879,248	1.70%
Ohio	3	669,682	2.52%	5,170,764	2.26%
Kentucky	5	653,887	2.46%	5,037,364	2.21%
Nebraska	7	626,683	2.36%	4,621,662	2.02%
South Dakota	1	195,526	0.74%	1,415,254	0.62%
New Mexico	1	35,800	0.13%	401,669	0.18%

Subtotal	101	16,181,119	60.97%	$127,323,456	55.77%

Total	158	26,538,528	100.00%	$228,311,122	100.00%

Top Tenants by Annualized Base Rent

	Tenant	# of Stores	Total GLA	GLA as a % of Total	Tenant Annualized Base Rent(1)	% of Total Annualized Base Rent(2)	Type of Business
1	TJX Companies(3)	44	1,316,885	4.96%	$11,760,486	5.15%	Off Price/Soft Goods
2	Kroger(4)	13	720,708	2.72%	5,050,338	2.21%	Grocer
3	Supervalu(5)	9	609,154	2.30%	4,369,097	1.91%	Grocer
4	Wal-Mart	9	842,962	3.18%	3,554,692	1.56%	Discount
5	Roundy's(6)	9	546,032	2.06%	3,533,273	1.55%	Grocer
6	Home Depot	4	459,073	1.73%	3,061,173	1.34%	Home Improvement
7	Barnes & Noble	7	178,386	0.67%	2,863,773	1.25%	Books
8	Charming Shoppes(7)	38	316,183	1.19%	2,837,477	1.24%	Discount / Apparel
9	OfficeMax	11	281,020	1.06%	2,619,529	1.15%	Office Products
10	Staples	10	254,018	0.96%	2,607,231	1.14%	Office Products
11	Hy-Vee	9	535,066	2.02%	2,601,987	1.14%	Grocer
12	Hallmark	38	197,281	0.74%	2,337,077	1.02%	Cards/Gifts
13	Walgreens	15	192,330	0.72%	2,318,768	1.02%	Drug Store
14	Blockbuster	23	142,626	0.54%	2,264,259	0.99%	Video Sales / Rentals
15	Albertson's(8)	7	319,122	1.20%	2,260,961	0.99%	Grocer
16	PetsMart	8	195,836	0.74%	2,205,447	0.97%	Pet Supplies
17	Circuit City	6	181,149	0.68%	2,188,855	0.96%	Electronics
18	Associated Wholesale Grocers(9)	6	401,848	1.51%	2,175,092	0.95%	Grocer
19	Dollar Tree	31	247,065	0.93%	2,158,647	0.95%	Discount
20	Linens N Things	6	179,705	0.68%	2,157,807	0.95%	Soft Goods

(1)
We calculate annualized base rent for all leases in place in which tenants are in occupancy at September 30, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)
Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $228,311,122.

(3)
TJX Companies include: TJ Maxx (21), Marshalls (16), A.J. Wright (5) and Homegoods (2).

(4)
The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)
Supervalu Inc. includes: Cub Foods (6), Shop n' Save (1), Shop Rite (1) and Ray's Supermarket (1).

(6)
Roundy's, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)
Charming Shoppes includes: Fashion Bug (29), Lane Bryant (6) and Catherine's (3).

(8)
Albertson's includes: Albertson's (1), Jewel/Osco (3), Osco Drug (2) and Acme Markets (1).

(9)
Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less (1).

Anchor Lease Expiration Roll Out—September 30, 2003(1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)
2003 (remaining)	4	133,387	0.9%	$738,216	0.7%	$5.53
2004	24	851,463	5.5%	5,012,596	4.4%	5.89
2005	23	670,089	4.3%	3,946,287	3.5%	5.89
2006	35	1,413,537	9.1%	7,675,087	6.8%	5.43
2007	33	1,230,455	7.9%	7,731,644	6.8%	6.28
2008	36	1,384,862	8.9%	9,314,176	8.2%	6.73
2009	41	1,457,614	9.4%	12,393,928	11.0%	8.50
2010	26	952,504	6.1%	8,106,174	7.2%	8.51
2011	27	1,130,951	7.3%	9,554,984	8.5%	8.45
2012	20	729,109	4.7%	6,499,529	5.8%	8.91
2013 and Thereafter	111	5,561,634	35.8%	42,020,045	37.2%	7.56

Totals	380	15,515,605	100.0%	$112,992,666	100.0%	$7.28

(1)
We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)
Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)
Represents Expiring Base Rent divided by Expiring Square Feet.

Non-Anchor Lease Expiration Roll Out—September 30, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)
2003 (remaining)	163	346,676	3.88%	$3,858,615	3.14%	$11.13
2004	425	1,097,034	12.27%	14,962,893	12.17%	13.64
2005	534	1,674,134	18.73%	22,861,274	18.59%	13.66
2006	503	1,550,400	17.34%	21,499,949	17.48%	13.87
2007	329	1,180,757	13.21%	16,150,551	13.13%	13.68
2008	329	1,214,314	13.58%	16,669,452	13.55%	13.73
2009	111	498,630	5.58%	7,168,079	5.83%	14.38
2010	75	317,111	3.55%	4,963,702	4.04%	15.65
2011	61	271,492	3.04%	3,756,448	3.05%	13.84
2012	54	227,072	2.54%	3,689,008	3.00%	16.25
2013 and Thereafter	103	561,267	6.28%	7,404,890	6.02%	13.19

Totals	2,687	8,938,887	100.00%	$122,984,861	100.00%	$13.76

(1)
Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)
Represents Expiring Base Rent divided by Expiring Square Feet.

Total Lease Expiration Roll Out—September 30, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)
2003 (remaining)	167	480,063	2.0%	$4,596,831	1.9%	$9.58
2004	449	1,948,497	8.0%	19,975,489	8.5%	10.25
2005	557	2,344,223	9.6%	26,807,561	11.4%	11.44
2006	538	2,963,937	12.1%	29,175,036	12.4%	9.84
2007	362	2,411,212	9.9%	23,882,195	10.1%	9.90
2008	365	2,599,176	10.6%	25,983,628	11.0%	10.00
2009	152	1,956,244	8.0%	19,562,007	8.3%	10.00
2010	101	1,269,615	5.2%	13,069,876	5.5%	10.29
2011	88	1,402,443	5.7%	13,311,432	5.6%	9.49
2012	74	956,181	3.9%	10,188,537	4.3%	10.66
2013 and Thereafter	214	6,122,901	25.0%	49,424,935	20.9%	8.07

Totals	3,067	24,454,492	100.0%	$235,977,527	100.0%	$9.65

(1)
Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)
Represents Expiring Base Rent divided by Expiring Square Feet.

Historical Leasing Production(3)—Cash Basis

			Year Ended December 31,
	Three Months Ended September 30, 2003	Nine Months Ended September 30, 2003
			2002	2001	2000	1999
New Leases
Number of new leases signed	78	190	268	231	127	76
GLA leased (sq. ft. at end of period)	330,459	854,240	1,061,614	849,453	484,814	482,215
New base rent/sq. ft. (1)	$10.85	$9.67	$10.48	$10.44	$12.16	$12.22
Expiring base rent/sq. ft. (2)	$10.51	$9.12	$9.55	$9.04	$10.39	$9.50
Percentage growth in base rent	3.2%	6.0%	9.7%	15.5%	17.0%	28.7%
Renewals
Number of renewals signed	122	311	398	337	150	118
GLA leased (sq. ft. at end of period)	577,145	1,485,889	1,577,270	1,144,299	439,509	365,786
New base rent/sq. ft.	$12.23	$10.64	$11.04	$10.92	$14.63	$15.29
Expiring base rent/sq. ft.	$11.66	$10.08	$10.51	$9.89	$12.92	$14.20
Percentage growth in base rent	4.9%	5.6%	5.0%	10.4%	13.3%	7.7%
Total New Leases and Renewals
Number of new leases and renewals signed	200	501	666	568	277	194
GLA leased (sq. ft. at end of period)	907,604	2,340,129	2,638,884	1,993,752	924,323	848,001
New base rent/sq. ft.	$11.73	$10.29	$10.81	$10.72	$13.34	$13.55
Expiring base rent/sq. ft.	$11.25	$9.73	$10.12	$9.53	$11.59	$11.53
Percentage growth in base rent	4.3%	5.8%	6.8%	12.5%	15.1%	17.5%

(1)
New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)
Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)
Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

Historical Capital Expenditures,
Tenant Improvement Costs and Leasing Commissions

			Year Ended December 31,
	Three Months Ended September 30, 2003	Nine Months Ended September 30, 2003
			2002	2001	2000	1999
Average number of square feet	26,734,335	26,540,000	25,117,000	23,308,000	13,303,000	7,639,000
Maintenance capital expenditures	$2,980,000	$6,277,000	$8,145,000	$5,466,000	$4,089,000	$2,229,000
Per square foot	$0.11	$0.24	$0.32	$0.23	$0.31	$0.29
Tenant improvements	$3,238,000	$8,101,000	$11,876,000	$12,615,000	$6,529,000	$3,855,000
Leasing commissions	1,429,000	3,603,000	4,461,000	2,030,000	1,035,000	737,000

Total	$4,667,000	$11,704,000	$16,337,000	$14,645,000	$7,564,000	$4,592,000

Per square foot	$0.17	$0.44	$0.65	$0.63	$0.57	$0.60

Same Property Analysis
(in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Total income	$70,571	$69,336	$197,593	$194,392
Operating expenses	(21,293)	(19,501)	(59,490)	(55,675)

Net operating income(1)	$49,278	$49,835	$138,103	$138,717

Same property NOI change	-1.1%		-0.4%

(1)
Excludes lease termination fee income and lease buyout expense.

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 9/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/ Sq. Ft.(7)
Shopping Centers:
Alabama
Montgomery Commons	1999	94%	95,300	299,050	257,550	Super Wal-Mart (Non-owned) Marshalls Michaels	$956,739	$10.04
Montgomery Towne Center	1996	100%	176,361	266,895	225,415	Winn Dixie Supermarket (Non-Owned) Bed, Bath & Beyond Circuit City Carmike Cinemas (Non-Owned) Just for Feet Barnes & Noble Office Max	$2,205,027	$12.50
Riverchase Village SC	1994	93%	178,511	190,611	128,225	Bruno's Supermarket Best Buy Barnes & Noble	$1,673,585	$9.38
Connecticut
Torrington Plaza	1963/1994	93%	125,730	132,930	42,037	TJ Maxx Staples	$1,220,087	$9.70
Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store Bealls Outlet	$630,322	$2.93
Naples Shopping Center	1962/1997	98%	198,904	202,404	162,486	Publix Supermarket Marshalls Linens N Things Office Depot Books A Million	$1,949,479	$9.80
Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market K-Mart Rhodes Furniture Homegoods Sound Advice	$1,868,465	$8.06
Shoppers Haven Shopping Center	1959/1998	76%	207,049	207,049	88,404	Winn Dixie Supermarket Walgreens Bealls Outlet	$1,630,410	$7.87
Venetian Isle Shopping Center(8)	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket TJ Maxx Linens N Things PetsMart	$1,753,959	$9.56
Georgia
Shenandoah Plaza	1987	98%	141,072	144,072	113,922	Ingles Market Wal-Mart/Big Lots/ACS	$687,113	$4.87
Illinois
Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$286,616	$4.65

Butterfield Square	1997	100%	106,767	121,370	51,677	Sunset Foods	$1,464,274	$13.71
The Commons of Chicago Ridge	1992/1999	100%	324,080	324,080	263,589	Home Depot Office Depot Marshalls Pep Boys (Ground Lease) Old Navy X Sport Fitness Michaels	$3,635,660	$11.22
The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs Marshalls Toys R Us Hobby Lobby (Non-Owned)	$3,037,235	$11.12
Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	Malan Realty Investors, Inc./Hobby Lobby (Ground Lease) TJ Maxx	$1,615,961	$6.66
Fairhills Shopping Center	1971/1989	78%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$548,440	$5.10
Heritage Square	1992	99%	210,852	210,852	164,706	Circuit City Carson Furniture Gallery DSW Shoe Warehouse Rhodes Furniture	$2,570,488	$12.19
High Point Centre	1988	97%	240,032	240,032	141,068	Cub Foods Office Depot Babies R Us Big Lots	$2,330,777	$9.71
Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned) Target (Non-Owned) Party Tree (Non-Owned)	$508,397	$13.12
Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick's Supermarket Best Buy PetsMart TJ Maxx Kimco Realty Corp./K-Mart Sears OfficeMax Hollywood Park Target (Non-Owned) Kohl's (Non-Owned) Menards (Non-Owned) Sony Theaters (Non-Owned)	$4,310,849	$8.82

Rollins Crossing	1995/1998	93%	150,576	344,696	283,704	Super K-Mart (Non-Owned) Sears Paint & Hardware Regal Cinema (Ground Lease)	$959,889	$6.37
Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck's Supermarket U.S. Post Office	$1,132,514	$8.09
Sheridan Village	1954/1995	93%	303,896	303,896	177,409	Bergner's Dept Store Cohen's Furniture Co.	$2,372,975	$7.81
Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$755,460	$8.94
Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$696,272	$7.09
Wardcliffe Shopping Center	1976/1977	89%	67,681	67,681	48,341	CVS Big Lots	$331,693	$4.90
Westview Center	1992	94%	326,072	416,872	244,265	Cub Foods Marshalls Mara Furniture Value City Dept. Store (Non-Owned) Fashion Bug	$2,925,836	$8.97
Indiana
Apple Glen Crossing	2001/2002	97%	150,446	440,987	384,426	Super Wal-Mart (Non-owned) Kohl's (Non-owned) Dick's Sporting Goods Best Buy PetsMart	$1,760,244	$11.70
County Line Mall	1976/1991	86%	264,686	267,486	186,434	Kroger Supermarket OfficeMax Old Time Pottery	$1,617,874	$6.11
Double Tree Plaza	1996	100%	98,342	110,342	49,773	Amelia's Supermarket	$757,574	$7.70
Germantown Shopping Center	1985	76%	230,640	237,840	114,905	Beuhlers Supermarket Elder Beerman Dept Store Peebles Dept Store	$1,067,426	$4.63
King's Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$424,644	$4.13
Lincoln Plaza	1968	92%	95,814	95,814	39,104	Kroger Supermarket	$724,158	$7.56
Martin's Bittersweet Plaza	1992	96%	78,245	81,255	61,079	Martin's Supermarket Osco Drug	$539,076	$6.89
Meridian Village	1990	99%	130,772	130,772	65,030	O'Malia's Supermarket Godby Home Furnishings	$1,305,106	$9.98
Rivergate Shopping Center	1982	94%	133,086	137,486	108,086	Super Foods Wal-Mart	$504,524	$3.79

Sagamore Park Centre	1982	92%	118,436	118,436	66,063	Payless Supermarket	$923,446	$7.80
Speedway SuperCenter	1960/1998	90%	565,879	565,879	237,399	Kroger Supermarket AJ Wright Kohl's Sears Factory Card Outlet Old Navy	$4,772,468	$8.43
The Village	1950	77%	312,187	314,987	98,025	US Factory Outlet AJ Wright Ind. Dept of Employment	$1,712,395	$5.49
Washington Lawndale Commons	1957/1993	81%	331,912	331,912	168,409	Stein Mart Dunham's Sporting Goods Sears/Bedland Jo-Ann Fabrics Books A Million Big Lots	$1,907,941	$5.75
Iowa
Burlington Plaza West	1989	28%	88,118	92,118	N/A	N/A	$219,428	$2.49
Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples PetsMart Super Target (Non-Owned)	$645,534	$10.31
Kimberly West	1987/1997	84%	113,713	116,513	76,896	Hy-Vee Supermarket	$596,780	$5.25
Parkwood Plaza	1992	89%	126,369	126,369	63,108	Albertson's Supermarket	$802,028	$6.35
Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket Big Lots	$483,179	$3.11
Spring Village	1980/1991	94%	90,263	92,763	45,763	Eagle Foods	$451,482	$5.00
Warren Plaza	1980/1993	96%	90,102	187,135	148,525	Hy-Vee Supermarket Target (Non-Owned)	$680,817	$7.56
Kansas
Mid State Plaza	1971	83%	286,601	293,101	152,692	Food 4 Less Sutherlands Lumber Hobby Lobby	$799,131	$2.79
Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot	$1,250,605	$9.35
Shawnee Parkway Plaza	1979/1995	91%	92,213	92,213	59,128	Price Chopper Supermarket	$654,035	$7.09
Village Plaza	1975	96%	55,698	55,698	31,431	Falley's Food 4 Less	$278,945	$5.01
Westchester Square	1968/1998	92%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,333,965	$8.09
West Loop Shopping Center	1986/1998	97%	199,032	199,032	98,558	Dillons Supermarket West Loop 6 Theaters Waters True Value	$1,301,165	$6.54

Kentucky
Camelot Shopping Center	1969/1997	69%	150,571	150,571	61,500	Winn Dixie Supermarket Gatti's Pizza	$724,541	$4.81
Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket Frank's Nursery (Non-Owned)	$382,893	$7.97
Midtown Mall	1970/1994	93%	153,828	153,828	106,271	Kroger Supermarket Big Lots/Odd Lots Gatti's Pizza	$910,719	$5.92
Plainview Village Center	1977	96%	164,454	186,254	39,399	Kroger Supermarket	$1,444,371	$8.78
Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket H.H. Gregg (Non-Owned)	$1,574,840	$11.49
Maine
Pine Tree Shopping Center	1958/1973	100%	254,378	254,378	200,178	Shaw's Supermarket (Ground Lease) Ames Department Stores, Inc. Mardens Jo-Ann Fabrics AJ Wright	$1,433,008	$5.63
Massachusetts
Berkshire Crossing	1996	100%	441,412	441,412	389,561	Price Chopper Supermarket Wal-Mart (Ground Lease) Home Depot (Ground Lease) Staples Michaels Barnes & Noble	$3,316,969	$7.51
Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw's Supermarket	$619,923	$7.94
Watertower Plaza	1988/1998	89%	296,320	296,320	194,078	Shaw's Supermarket TJ Maxx OfficeMax Barnes & Noble Linens 'N Things Petco Michaels	$3,625,314	$12.23
Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot TJ Maxx	$1,017,477	$9.79
Michigan
Cherry Hill Marketplace	1992/1999	89%	122,132	125,032	53,739	Farmer Jacks	$1,235,344	$10.11

Grand Traverse Crossing	1996	99%	387,273	387,273	339,156	Wal-Mart (Ground Lease) Home Depot (Ground Lease) Borders (Ground Lease) Toys R Us Staples PetsMart	$2,665,917	$6.88
The Courtyard	1989	100%	125,967	265,622	219,421	V.G. Food Center OfficeMax Dunhams Sporting Goods Home Depot (Non-Owned)	$1,040,202	$8.26
Redford Plaza	1956/1987	96%	284,943	284,943	194,014	Kroger Supermarket Burlington Coat Factory Bally Total Fitness AJ Wright Aco Hardware The Resource Network	$2,385,579	$8.37
Minnesota
Austin Town Center	1999	47%	110,680	200,680	170,789	Staples Target (Non-Owned)	$480,684	$4.34
Brookdale Square	1971/1994	93%	185,883	185,883	159,402	Circuit City Office Depot Brookdale Theater Pep Boys Heart Alive Hennepin County	$1,182,824	$6.36
Burning Tree Plaza	1987/1998	100%	173,929	173,929	117,716	Best Buy TJ Maxx Hancock Fabrics Dunham's Sporting Goods	$1,579,063	$9.08
Central Valu Center	1961/1984	96%	123,350	123,350	90,946	Rainbow Foods Slumberland Clearance	$855,545	$6.94
Division Place	1991	98%	129,353	134,353	24,016	TJ Maxx	$1,439,814	$11.13
Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods Target (Non-Owned) OfficeMax	$2,016,587	$9.84
Har Mar Mall	1965/1992	92%	434,378	434,378	226,838	Cub Foods Barnes & Noble Marshalls TJ Maxx AMC Theatres Michaels	$4,442,678	$10.23
Hub West(9) Richfield Hub	1952/1992	97%	214,855	217,655	129,400	Rainbow Foods Bally Total Fitness Marshalls Michaels	$2,356,881	$10.97
Marketplace at 42	1999	93%	120,343	150,543	72,371	Rainbow Foods Walgreens (Non-owned)	$1,410,978	$11.72

Roseville Center	1950/2000	85%	76,856	155,656	65,000	Rainbow Foods (Non-Owned)	$820,994	$10.68
Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned) Best Buy Frank's Nursery Super Target (Non-Owned) OfficeMax (Non-Owned)	$1,626,759	$13.02
Sun Ray Shopping Center	1958/1992	66%	256,154	256,154	75,767	TJ Maxx Bally Total Fitness Michaels	$1,507,730	$5.89
Ten Acres Center	1972/1986	99%	162,364	162,364	133,894	Cub Foods Burlington Coat Factory	$1,081,788	$6.66
Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods Montgomery Ward (Non-owned) North Memorial Medical	$999,830	$7.40
Westwind Plaza	1985	98%	87,933	147,933	80,245	Cub Foods (Non-Owned) Northern Tool and Equipment	$1,109,761	$12.62
White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$634,791	$8.68
Missouri
Clocktower Place	1987	99%	214,198	222,348	129,807	Dierberg's Market TJ Maxx Office Depot	$2,290,803	$10.69
Ellisville Square	1990	98%	146,052	149,552	107,772	K-Mart Lukas Liquors	$1,362,122	$9.33
Grandview Plaza	1961/1991	90%	296,008	296,008	200,075	Schnuck's Supermarket Old Time Pottery OfficeMax Walgreens	$1,768,820	$5.98
Hub Shopping Center	1972/1995	100%	163,072	163,072	103,322	Price Chopper Supermarket	$912,548	$5.60
Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket Sutherlands (Non-Owned)	$977,907	$7.80
Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n' Save Supermarket	$526,619	$7.36
Marketplace at Independence	1988	96%	241,898	253,398	133,942	Price Chopper Supermarket Old Navy	$2,221,742	$9.18
Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery Hobby Lobby Factory Oak Outlet	$1,571,805	$8.27

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket Westlake Hardware	$1,470,212	$9.09
Nebraska
Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ's IGA Supermarket Shopko (Non-Owned)	$188,296	$5.48
Cornhusker Plaza	1988	95%	84,083	163,063	121,723	Hy-Vee Supermarket Wal-Mart (Non-Owned)	$448,959	$5.34
Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket Menard's (Non-Owned)	$562,285	$8.20
Edgewood Shopping Center	1980/1994	93%	172,729	399,279	295,020	SuperSaver Supermarket Osco Drug Target (Non-Owned) K-Mart (Non-Owned)	$1,355,651	$7.85
The Meadows	1998	100%	67,840	70,840	50,000	Russ' IGA Supermarket	$499,549	$7.36
Miracle Hills Park	1988	60%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$550,530	$7.91
Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket Movies 8	$1,016,392	$7.85
New Hampshire
Bedford Grove	1989	97%	216,941	216,941	175,745	Shop N' Save Wal-Mart (Ground Lease)	$1,643,448	$7.58
Bedford Mall	1963/1999	86%	264,375	264,375	188,607	Marshalls Bob's Stores Staples Linens N Things Decathalon Sports (Ground Lease) Hoyts Cinemas	$2,415,091	$9.14
Capitol Shopping Center	1961/1999	96%	182,971	189,971	129,551	Demoulas Market Basket Ames Department Stores, Inc. Marshalls	$906,479	$4.95
Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket TJ Maxx	$957,883	$6.52
New Jersey
Cross Keys Common	1995	90%	371,128	371,128	218,978	Acme Markets Wal-Mart Staples Famous Footwear	$3,405,248	$9.18

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls Clearview Cinema (Ground Lease) Michaels	$2,341,993	$14.69
New Mexico
St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,669	$11.22
New York
College Plaza	1975/1994	96%	175,086	175,086	126,812	Bob's Stores Marshalls Eckerd Drugs Staples	$1,442,266	$8.24
Dalewood I Shopping Center	1966/1995	97%	58,969	58,969	36,989	Pathmark	$840,540	$14.25
Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco's Supermarket Bed, Bath & Beyond	$1,847,651	$22.72
Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,192,247	$24.64
Falcaro's Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$975,424	$15.91
Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods TJ Maxx	$1,012,659	$14.08
Nesconset Shopping Center	1961/1999	92%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,532,107	$12.46
Parkway Plaza	1973/1992	98%	89,704	89,704	31,600	TJ Maxx	$1,809,911	$20.18
Roanoke Plaza	1972/1994	100%	87,161	89,661	43,590	Best Yet Market TJ Maxx	$1,000,901	$11.48
Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$583,245	$13.22
Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford's Supermarket K-Mart (Non-Owned)	$1,088,024	$15.82
Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum's Supermarket	$719,906	$8.52
Three Village Plaza	1964/1991	92%	77,458	77,458	40,455	Swezey and Newins	$785,348	$10.14
Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum's Supermarket	$934,293	$17.64
North Carolina
The Commons at Chancellor Park	1994	99%	341,860	351,460	309,041	Home Depot (Ground Lease) Hobby Lobby Circuit City Marshalls Value City Gold's Gym	$2,058,762	$6.02

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe's Home Centers Babies R US	$1,022,890	$6.95
Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned) Best Buy Ross Dress for Less Bed, Bath & Beyond Dollar Tree Pep Boys (Ground Lease) OfficeMax Michaels	$3,078,782	$9.67
Innes Street Market	1998	100%	349,356	349,356	296,740	Food Lion Supermarket Lowe's Home Centers Tinseltown Cinema Marshalls Staples Circuit City Old Navy	$3,409,734	$9.76
McMullen Creek Shopping Center(10)	1988	86%	283,637	293,237	98,222	Winn Dixie Supermarket Burlington Coat Factory	$2,612,751	$9.21
New Centre Market	1998	97%	143,763	266,263	202,040	Target (Non-Owned) Marshalls PetsMart OfficeMax	$1,549,599	$10.78
Tarrymore Square	1989	80%	260,405	260,405	85,447	Marshalls Dick's Sporting Goods	$2,094,179	$8.04
University Commons	1989	100%	231,943	231,943	131,873	Lowes Foods TJ Maxx AC Moore	$2,173,633	$9.37
University Commons Greenville	1996	100%	232,821	338,021	270,249	Kroger Supermarket TJ Maxx Circuit City Barnes & Noble Target (Non-Owned) Linens N Things	$2,638,914	$11.33
Wendover Place	1997	98%	415,775	547,075	441,954	Harris-Teeter/Michaels Kohl's Dick's Sporting Goods Babies R Us PetsMart Old Navy Linens N Things Target (Non-Owned)	$4,235,652	$10.19

Ohio
30th Street Plaza	1951/1999	97%	157,055	157,055	111,251	Giant Eagle Supermarket Marc's Pharmacy	$1,473,692	$9.38
Clock Tower Plaza	1989	99%	237,975	244,475	172,300	Ray's Supermarket Wal-Mart	$1,379,656	$5.80
Salem Consumer Square	1988	95%	274,652	274,652	131,650	Cub Foods Office Depot Michigan Sporting Goods AJ Wright	$2,317,416	$8.44
Pennsylvania
Boyertown Plaza	1961	33%	83,229	88,629	N/A	N/A	$401,544	$4.82
Lehigh Shopping Center	1955/1999	73%	343,432	347,432	191,920	Giant Foods Mega Marshalls Staples D&D Budget & Clearance Frank's Nursery	$1,836,745	$5.35
Warminster Towne Center	1997	98%	237,223	317,906	260,066	Shop Rite Supermarket Kohl's (Non-owned) Ross Dress for Less PetsMart OfficeMax Pep Boys Rag Shop Old Navy	$3,012,162	$12.70
South Dakota
Baken Park	1962/1997	97%	195,526	195,526	95,039	Nash Finch Supermarket Ben Franklin Boyd's Drug	$1,415,254	$7.24
Tennessee
Oakwood Commons(11)	1989/1997	66%	291,527	294,277	105,800	Publix Supermarket Peebles Dept. Store	$1,667,550	$5.72
Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods K-Mart Goody's Family Clothing World Gym	$1,875,091	$7.09
Williamson Square(12)	1988/1993	82%	331,931	342,181	151,630	Kroger Supermarket Hobby Lobby USA Baby	$2,334,250	$7.03
Vermont
Rutland Plaza	1966/1996	100%	224,514	224,514	182,264	Price Chopper Supermarket Wal-Mart TJ Maxx Plaza Movie Plex	$1,836,125	$8.18

Virginia
Spradlin Farm	2000/2001	99%	181,055	442,055	366,962	Home Depot (Non-Owned) Target (Non-Owned) TJ Maxx Barnes & Noble Michaels Goody's Family Clothing	$2,244,562	$12.40
Wisconsin
Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick 'N Save Supermarket	$691,978	$8.68
Fitchburg Ridge	1980	66%	50,479	61,729	16,631	Wisconsin Dialysis	$299,224	$5.93
Fox River Plaza	1987	99%	169,883	173,383	137,113	Pick 'N Save Supermarket K-Mart	$800,961	$4.71
Garden Plaza	1990	86%	80,099	80,099	49,564	Pick 'N Save Supermarket	$467,850	$5.84
Madison Plaza	1988/1994	37%	127,584	127,584	N/A	N/A	$458,939	$3.60
Mequon Pavilions	1967/1991	90%	211,425	211,425	65,995	Jewel Foods / Osco Drugs Bed, Bath & Beyond	$2,511,339	$11.88
Moorland Square	1990	97%	98,288	195,388	149,674	Pick 'N Save Supermarket K-Mart (Non-Owned)	$787,321	$8.01
Oak Creek Centre	1988	99%	91,510	99,510	50,000	Sentry Supersaver	$638,669	$6.98
Park Plaza	1959/1993	96%	113,828	113,828	74,213	Sentry Foods Big Lots	$776,091	$6.82
Spring Mall	1967/1994	90%	210,421	210,421	140,041	Pick 'N Save Supermarket TJ Maxx Walgreens	$1,369,616	$6.51
Taylor Heights	1989	100%	85,072	223,862	158,630	Piggly Wiggly Foods Wal-Mart (Non-Owned)	$901,122	$10.59

TOTAL SHOPPING CENTERS		92%	599,119	843,009	572,558		$4,472,819	$7.47

Office Buildings:
William J. McCarthy Building	1963/1995	95%	93,211	93,211		NETT Heritage Clarke & Company	$3,539,544	$37.97
545 Boylston Street	1972/1996	91%	89,208	89,208		Allied Advertising	$3,245,623	$36.38
Executive Office Building	1970	95%	40,180	40,180		Lipner Gordon & Co. Norca Sol G Atlas Realty Heritage	$905,126	$22.53

Fortune Office Building	1969	89%	58,503	58,503	N/A	$1,191,907	$20.37

TOTAL OFFICE BUILDINGS		92%	281,102	281,102		$8,882,200	$31.60

TOTAL PORTFOLIO		92%	880,221	1,124,111		$13,355,019	$15.17

Property Listing Notes

(1)
Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)
Represents gross leasable area owned by us, including 1,148,056 square feet of gross leaseable area subject to ground leases and excludes 5,042,087 square feet of non-owned gross leasable area.

(3)
Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.0 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.2 million square feet of ground leased gross leaseable area.

(4)
Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)
We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)
We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at September 30, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)
Represents Annualized Base Rent divided by Company Owned GLA at September 30, 2003.

(8)
Property contains 11,697 square feet of office space.

(9)
Property is comprised of two shopping centers.

(10)
Property contains 32,406 square feet of office space.

(11)
We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)
Williamson Square is owned in a joint venture of which we own 60%.

Value Creation Pipeline—2003 Acquisitions/Dispositions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment	Percent Leased
Spradlin Farm	Jan-03	181,055	442,055	$23,723,000	99%
Meridian Village	Apr-03	130,772	130,772	$13,567,000	99%
Clocktower Place	Jun-03	214,198	222,348	$24,171,000	99%

Total Acquisitions		526,025	795,175	$61,461,000	99%

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain
General Host (6 properties) and Sambo's Restaurants (3 properties)	Single Tenant Properties	Jan-03	$2,196,000	$1,575,000	$621,000
Subway	Single Tenant Properties	Feb-03	188,000	—	188,000
River Ridge Marketplace	Retail Shopping Center	Sep-03	13,114,000	11,279,000	1,835,000

Total Dispositions			$15,498,000	$12,854,000	$2,644,000

PROPERTY NAME:	Spradlin Farm
LOCATION:	Christianburg, VA
COMPANY OWNED GLA:	181,055
TOTAL GLA:	442,055
YEAR BUILT/RENOVATED:	2000/2001
PURCHASE PRICE:	$23.7 million
CLOSING DATE:	January 23, 2003
% LEASED:	99%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:
Tenant	SF	Lease Expiration
Goody's Family Clothing	35,000	1/31/2011
TJ Maxx	30,000	10/31/2010
Barnes & Noble	20,925	2/1/2014
Michael's	20,037	2/28/2011
Home Depot (Non-owned)	137,000
Target (Non-owned)	124,000

PROPERTY NAME:	Meridian Village
LOCATION:	Carmel, IN
COMPANY OWNED GLA:	130,772
TOTAL GLA:	130,772
YEAR BUILT/RENOVATED:	1990
PURCHASE PRICE:	$13.6 million
CLOSING DATE:	April 1, 2003
% LEASED:	99%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:
Tenant	SF	Lease Expiration
O'Malia's	40,000	11/11/2010
Godby's Home Furnishings	25,030	6/30/2011
PROPERTY NAME:	Clocktower Place
LOCATION:	Florissant, MO
COMPANY OWNED GLA:	214,198
TOTAL GLA:	222,348
YEAR BUILT/RENOVATED:	1987
PURCHASE PRICE:	$24.2 million
CLOSING DATE:	June 19, 2003
% LEASED:	99%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:
Tenant	SF	Lease Expiration
Dierberg's Market	73,838	11/30/2007
Office Depot	30,033	4/30/2009
TJ Maxx	25,936	1/31/2008

Definitions

        This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company's financial condition or results of operations. Additional detail can be found in the company's annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

        Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

        In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

        EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

        Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

QuickLinks

  Exhibit 99.2
Supplemental Operating and Financial Data September 30, 2003 (Unaudited)
NOTICE
INDEX
Corporate Profile
Financial Highlights (unaudited and in thousands of dollars, except per-share data)
Consolidated Balance Sheets (in thousands of dollars, except per-share data)
Consolidated Statements of Income (in thousands of dollars, except per-share data)
Funds From Operations (unaudited and in thousands of dollars)
Funds Available for Distribution (unaudited and in thousands of dollars)
Weighted Average Shares Outstanding (unaudited and in thousands of shares)
EBITDA (unaudited and in thousands of dollars)
Unsecured Notes Payable Covenant Ratios (unaudited and in thousands of dollars)
Capital Structure
Equity (in thousands)
Debt Analysis (in thousands of dollars)
Value Creation Pipeline—2003 Acquisitions/Dispositions